UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

July 29, 2025

SUSTAINABLE AWARE EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding recent money manager changes related to the Sustainable Aware Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Sustainable Growth Advisers, LP and Coho Partners, Ltd. as non-discretionary money managers to the Fund. These changes became effective on June 4, 2025.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

July 29, 2025

To Shareholders of the Sustainable Aware Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Sustainable Growth Advisers, LP and Coho Partners, Ltd. as non-discretionary money managers to the Fund. These changes became effective on June 4, 2025.

The attached Information Statement provides information about Delaware, the new portfolio management contract with Delaware and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Mary Beth Albaneze

Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

INFORMATION STATEMENT

SUSTAINABLE AWARE EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Sustainable Aware Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Managers

On May 20, 2025, the Board authorized the signing of a portfolio management contract to engage Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of similar portfolio management contracts with Sustainable Growth Advisers, LP (“Sustainable”) and Coho Partners, Ltd. (“Coho”) as non-discretionary money managers to the Fund. On May 29, 2025, the portfolio management contracts with Sustainable and Coho were terminated.

Portfolio Management Contract

Effective May 20, 2025, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Delaware. The contract will continue until May 31, 2026. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Delaware and by Delaware upon 90 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Delaware, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2025, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Delaware. The Trustees approved the terms of the proposed portfolio management contract with Delaware based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the new money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $171.6 million (as of December 31, 2024), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would decrease by approximately $16,777 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 19, 2025 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Delaware, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of all the assets allocated to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.55% (estimated to be $1,011,201 based on an assumed average asset level of $183,854,686 for the twelve months ended October 31, 2024, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.113% (estimated to be $207,756 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.103% (estimated to have been $189,370 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Delaware.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Delaware acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Delaware	Assets as of March 31, 2025

SFT Macquarie Growth Fund	$620 million
Penn Series Funds, Inc. Mid Cap Growth Fund	$135 million

Additional Information About Delaware

Delaware Investments Fund Advisers, 610 Market Street, Philadelphia, PA 19106, is 100% owned and controlled by Macquarie Management Holdings, Inc., which is 100% owned and controlled by Macquarie Affiliated Managers (USA) Inc., which is 100% owned and controlled by Macquarie FG Holdings Inc., which is 100% owned and controlled by Macquarie Asset Management US Holdings Pty Limited, which is 100% owned and controlled by Macquarie Asset Management Holdings Pty Limited, which is 100% owned and controlled by Macquarie Group Limited, a publicly traded company. Each of the Macquarie entities are located at 1 Elizabeth Street, Sydney, New South Wales, 2000 Australia.

The names and principal occupations of the principal executive officers and each director or general partner of Delaware, all located at 610 Market Street, Philadelphia, PA 19106, are listed below.

Name	Principal Occupation/Title
Shawn K. Lytle	President/Head of Equities & Multi-Asset/Executive Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
David F. Connor	Senior Vice President/General Counsel, Public Investments Americas/Secretary/Division Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
Robert Wolfangel, Jr.	Senior Vice President/Division Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Division Director
Stephen Hoban	Vice President/Treasurer/Associate Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Delaware. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Delaware, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Delaware or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

July 29, 2025

TAX-MANAGED U.S. LARGE CAP FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jacobs Levy Equity Management, Inc. to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Sustainable Growth Advisers, LP as a non-discretionary money manager to the Fund. This change became effective on June 4, 2025.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

July 29, 2025

To Shareholders of the Tax-Managed U.S. Large Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Sustainable Growth Advisers, LP as a money manager to the Fund. This change became effective on June 4, 2025.

The attached Information Statement provides information about Jacobs Levy, the new portfolio management contract with Jacobs Levy and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Mary Beth Albaneze

Secretary

Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

INFORMATION STATEMENT

TAX-MANAGED U.S. LARGE CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 20, 2025, the Board authorized the signing of a portfolio management contract to engage Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Sustainable Growth Advisers, LP (“Sustainable”) as a non-discretionary money manager to the Fund. On May 29, 2025, the portfolio management contract with Sustainable was terminated.

Portfolio Management Contract

Effective May 20, 2025, RIM, as fiduciary for RIC, entered into a new portfolio management contract with Jacobs Levy. The contract will continue until May 31, 2026. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Jacobs Levy and by Jacobs Levy upon 90 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Jacobs Levy, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2025, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Jacobs Levy. The Trustees approved the terms of the proposed portfolio management contract with Jacobs Levy based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $9.6 billion (as of December 2024), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would decrease by approximately $22,183 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 19, 2025 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Jacobs Levy, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.65% (estimated to be $55,404,051 based on an assumed average asset level of $8,523,700,112 for the twelve months ended October 31, 2024, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.0744% (estimated to be $6,341,633 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.0742% (estimated to have been $6,324,585 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Jacobs Levy.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Jacobs Levy acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Jacobs Levy	Assets as of March 31, 2025

RIC U.S. Strategic Equity Fund	$2.9 billion
Russell Investment Funds U.S. Strategic Equity Fund	$578.7 million
RIC Sustainable Aware Equity Fund	$159.3 million
RIC U.S. Small Cap Equity Fund	$628.8 million
Russell Investment Funds U.S. Small Cap Equity Fund	$186.4 million

Additional Information About Jacobs Levy

Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650, is owned and controlled by Bruce Jacobs and Kenneth Levy.

The names and principal occupations of the principal executive officers and each director or general partner of Jacobs Levy, all located at 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650, are listed below.

Name	Principal Occupation/Title
Bruce Jacobs	President & Director
Kenneth Levy	Vice President & Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Jacobs Levy. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Jacobs Levy, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Jacobs Levy or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the change described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.